EXHIBIT 10.16


                           GENERAL SECURITY AGREEMENT


     This Security Agreement is made and entered into this 21st day of January, 2000, by and between Medical Technology & Innovations, Inc., a Florida corporation, having a mailing address at 3725 Investment Lane, Riviera Beach, Florida 33404 (hereinafter the "Debtor"), and International Investment Partners, Ltd., a Delaware corporation, having a mailing address at 80 Abbeyville Road, Lancaster, Pennsylvania 17603 (the "Secured Party").

                                    RECITALS


A. Pursuant to the Loan Agreement dated as of January 21, 2000 (the Loan Agreement), the Secured Party has agreed to make available to the Debtor a term loan of One Million Dollars ($1,000,000) (the "Loan") and has agreed to accept in evidence thereof a Term Loan Note dated as of even date herewith in the original aggregate principal amount of One Million Dollars ($1,000,000) (the "Note");


B. The Debtor has agreed to issue the Note and enter into this Security Agreement to induce the Secured Party to make the Loan to Debtor.

     NOW, THEREFORE, subject to the mutual covenants and promises contained herein and with intent to be legally bound, the parties agree as follows:

     1. Security Interest. The Debtor hereby grants to the Secured Party a security interest in all of Debtor's tangible and intangible assets, including, but not limited to, the following:

          (a) Accounts, Chattel Paper, Documents, Equipment, Inventory ( whether held for sale or lease or to be furnished under contracts of service, including raw materials and work in process), Furniture, Fixtures, General Intangibles, Patents, goodwill, supplies, Goods, Instruments, Machinery, motor vehicles, Securities, books and records (including, but not limited to, manual records, computer runs, print outs, tapes, disks, software, programs, source codes and other computer prepared information and equipment of any kind);

          (b) all other tangible and intangible personal property, whether now owned or hereafter acquired, including policies of insurance thereon and all insurance proceeds and unearned premium in connection therewith, together with all accessions, additions to, replacements for and substitutions of Collateral and all cash and non-cash Proceeds and products thereof, whether now owned or hereafter acquired (hereinafter referred to as the "Collateral"), to secure:



               (i) all existing and future extensions of credit to the Debtor from the Secured Party;

               (ii) all expenditures by Secured Party for taxes, insurance, repairs to and maintenance of the Collateral and all costs and expenses incurred by Secured Party in the collection and enforcement of the indebtedness of Debtor.

               (iii) Debtor's payment obligations under the Note; and


               (iv) all liabilities of Debtor to Secured Party now existing or hereafter incurred, matured or unmatured, direct or contingent, and any renewals and extensions thereof and substitutions therefor, including without limitation, liabilities under certain Guaranty Agreements executed and delivered by Debtor and its principals contemporaneously herewith.


     2. Debtor's Covenants. The Debtor warrants, covenants and agrees as follows:

          (a) Title. Except for the security interest hereby granted, Debtor has full fee simple title to the Collateral free from any lien, security interest, encumbrance, or claim, and the Debtor will, at the Debtor's cost and expense, defend any action which may affect the Secured Party's security interest in, or the Debtor's title to, the Collateral except such priority lien as may be evidenced by Financing Statements filed by First Capital Corporation or by financing statements included as exhibits hereto.

          (b) Financing Statement. No Financing Statement covering the Collateral or any part thereof or any proceeds thereof is on file in any public office except those filed in favor of First Capital Corporation and as attached hereto, and, at the Secured Party's request, the Debtor will join in executing all necessary Financing Statements in form satisfactory to the Secured Party and will pay the cost of filing the same and will further execute all other necessary instruments deemed necessary by the Secured Party and pay the cost of filing the same.

          (c) Sale, Lease, or Disposition of Collateral. The Debtor will not, without the written consent of the Secured Party or in the ordinary course of business, sell, contract to sell, lease, encumber, or dispose of the Collateral or any interest therein until this Security Agreement and all debts secured thereby have been fully satisfied.

          (d) Insurance. The Debtor will insure the Collateral with companies acceptable to the Secured Party against such casualties and in such amounts as the Secured Party shall require with a clause in favor of the Debtor and Secured Party as their interests may appear, and the Secured Party is hereby authorized to collect sums which may become due under any of said policies and apply the same to the obligations hereby secured.

          (e) Protection of Collateral. The Debtor will keep the Collateral in good order and repair and will not waste or destroy the Collateral or any part thereof. The Debtor will not use the Collateral in violation of any statute or ordinance and the Secured Party will have the right to examine and inspect the Collateral at any reasonable time.

          (f) Taxes. The Debtor will pay promptly when due all taxes and assessments on the Collateral or for its use and operation.

          (g) Location and Identification. The Debtor will keep the Collateral separate and identifiable and at its principal place of business as shown above and will not remove the Collateral from said address without notifying the Secured Party.

     3. Additional Security Interest. The Debtor hereby grants to the Secured Party a security interest in and to all proceeds, increases, substitutions, replacements, additions, and accessions to the Collateral. This provision shall not be construed to mean that the Debtor is authorized to sell, lease, or dispose of the Collateral without the consent of the Secured Party.

     4. Decrease in Value of Collateral. The Debtor shall, if in the Secured Party's judgment the Collateral has materially decreased in value or if the Secured Party shall at any time deem that the Secured Party is insecure, either provide enough additional collateral to reasonably satisfy the Secured Party or reduce the total sum owed to Secured Party by an amount sufficient to reasonably satisfy the Secured Party.

     5. Reimbursement of Expenses. At the option of the Secured Party, the Secured Party may discharge taxes, liens, interest, or perform or cause to be performed for and on behalf of the Debtor any actions and conditions, obligations, or covenants which the Debtor has failed or refused to perform and may pay for the repair, maintenance, and preservation of the Collateral, and all sums so expended, including but not limited to, attorney's fees, court costs, agent's fees, or commissions, or any other costs or expenses shall bear interest from the date of payment at the rate of six percent (6%) per annum and shall be payable at the place designated in the above-described Note and shall be secured by this Security Agreement.

     6. Payment. The Debtor will pay any indebtedness hereby secured in accordance with the terms and provisions thereof and will repay immediately all sums expended by the Secured Party in accordance with the terms and provisions of this Security Agreement.

     7. Change of Residence. The Debtor will promptly notify the Secured Party of any change of the Debtor's principal place of business.


     8. Attorney in Fact. The Debtor hereby appoints the Secured Party as the Debtor's attorney in fact to do any and every act which the Debtor is obligated by this Security Agreement to do, and to exercise all rights of the Debtor in the Collateral and to make collections and to execute any and all property and papers and instruments and to do all other things necessary to preserve and protect the Collateral and to make collections and to protect the Secured Party's security interest in said Collateral.

     9. Time of Performance and Waiver. In performing any act under this Security Agreement, time shall be of the essence. The Secured Party's acceptance of partial or delinquent payments, or the failure of the Secured Party to exercise any right or remedy shall not be a waiver of any obligation of the Debtor or right of the Secured Party or constitute a waiver of any other similar default subsequently occurring.

     10. Default. The Debtor shall be in default under this Security Agreement on the happening of any of the following events or conditions:

          (a) Default in the payment or performance of any material obligation, covenant, or liability contained or referred to herein, or in any other agreement with Secured Party;

          (b) Any warranty, representation, or statement made or furnished to the Secured Party by or on behalf of the Debtor proves to have been false in any material respect when made or furnished;

          (c) Any event which results in the acceleration of the maturity of the indebtedness of the Debtor to others under any indenture, agreement, or undertaking;

          (d) Loss, theft, substantial damage, destruction, sale, or encumbrance to or of a substantial part of the Collateral, or the making of any levy thereon or seizure thereof;

          (e) Any time the Secured Party believes that the prospect of payment of any indebtedness secured hereby or the performance of this Security Agreement is impaired; or

          (f) Death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver, assignment for the benefit of creditors or the commencement of any pro ceeding under any bankruptcy or insolvency law by or against the Debtor or any guarantor or surety for the Debtor.

     11. Remedies. On the occurrence of any such event of default, and at any time thereafter, the Secured Party may declare all obligations secured hereby immediately due and payable and may proceed to enforce payment of the same and exercise any and all of the rights and remedies provided by the Uniform Commercial Code as well as other rights and remedies possessed by the Secured Party.

     The Secured Party shall have the right to remove the Collateral from the premises of the Debtor and, for purposes of removal and possession, the Secured Party or its representatives may enter any premises of the Debtor without legal process and the Debtor hereby waives and releases the Secured Party of and from any and all claims in connection therewith.

     The Secured Party may require the Debtor to assemble the Collateral and make it available to the Secured Party at any place to be designated by the Secured Party which is reasonably convenient to both parties. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party will give the Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of the Debtor shown at the beginning of this Security Agreement at least five days before the time of the sale or disposition.

     Upon default, Debtor shall reimburse the Secured Party for any expenses incurred in retaking, holding, preparing for sale, or selling the Collateral, or the like, or in collecting obligations owed by Debtor to Secured Party, including the Secured Party's reasonable attorney's fees and legal expenses.


     12. Miscellaneous Provisions.

          (a) Pennsylvania Law to Apply: This Agreement shall be construed under and in accordance with the Pennsylvania Uniform Commercial Code and other applicable laws of the State of Pennsylvania.

          (b) Parties Bound: This Agreement shall be binding upon respective heirs, executors, administrators, legal representatives, successors, and assigns where permitted by this Agreement.

          (c) Legal Construction: In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision thereof and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

          (d) Prior Agreements Superseded: This Agreement constitutes the sole and only agreement of the parties hereto and supersedes any prior understandings or written or oral agreements between the parties respecting the within subject matter.

          (e) Definitions: All terms used herein which are defined in the Uniform Commercial Code of Pennsylvania shall have the same meaning herein as in said Code.


Dated:  January 21, 2000.


ATTEST:                       MEDICAL TECHNOLOGY & INNOVATIONS, INC.

 By /s/ Annalisa B.  Pegg     By /s/ Joseph R.  DelVecchio
------------------------      -----------------------------------------
                              Name: Joseph R.  DelVecchio
                              Title: Ex V.P. / COO


ATTEST:                       INTERNATIONAL INVESTMENT PARTNERS, LTD.

 By /s/ Annalisa B.  Pegg     By /s/ Brian A Auchey
------------------------      -----------------------------------------
                              Name: Brian A Auchey
                              Title: Vice President